UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2013

PINGTAN MARINE ENTERPRISE LTD.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-35192	n/a
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

18/F, Zhongshan Building A No. 154 Hudong Road Fuzhou, PRC	35001
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 86-10-6569-3988

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 4.01. Changes in Registrant’s Certifying Accountant

Pingtan Marine Enterprise Ltd. (formerly China Growth Equity Investment Ltd.) (the "Company") previously engaged Crowe Horwath LLP (“Crowe”) as its independent auditor for the fiscal year ending December 31, 2012. Crowe has served as the independent auditor for the Company since January 18, 2010.

On February 25, 2013, the Company merged with China Dredging Group Co., Ltd. (“CDGC”) and acquired Merchant Supreme Co., Ltd. (the “Business Combination”). The Company’s audit committee authorized the dismissal of Crowe as its independent registered public accounting firm. The dismissal became effective on April 15, 2013. The dismissal was due to the change in control of the Company resulting from the Business Combination.

Crowe’s audit reports on the China Growth Equity Investment Ltd. financial statements for the fiscal years ended December 31, 2012 and 2011 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company’s fiscal years ended December 31, 2012 and 2011, and through April 15, 2013, there have been (i) no disagreements with Crowe on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Crowe’s satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company’s financial statements for such years, and (ii) there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

On April 14, 2013 the board of directors of the Company authorized the engagement of UHY Vocation HK CPA Limited (“UHY”) as the Company’s independent registered public accounting firm effective on April 15, 2013. During the Company’s fiscal years ended December 31, 2012 and 2011 and through the date of this Form 8-K, the Company did not consult UHY with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements. UHY did not provide any written report or oral advice to the Company that UHY concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issues, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

The Company provided Crowe with a copy of the disclosures made in this report before this report was filed with the Securities and Exchange Commission. The Company requested that Crowe send a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements that are related to Crowe, and, upon receipt, will file a copy of such letter as an exhibit to an amendment to this Form 8-K.

Section 9. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
16.1	Letter from Crowe Horwath LLP, dated April 16, 2013.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereto duly authorized.

Dated:   April 16, 2013

Pingtan Marine Enterprise Ltd.

By:	/s/ Xinrong Zhuo
Xinrong Zhuo
Chief Executive Officer